EXHIBIT 10.3



                               Company Letterhead


                                  May 28, 2004

Mr. Claude R. Aubert
4144 Lake Oconee Drive
Buford, GA 30519

Dear Claude:

With the change in your duties and responsibilities to that of Vice President, Technical Sales, your salary is, hereby, changed as follows:

Beginning June 27 and on July 25, August 22 and October 3 thereafter, your salary, calculated on an annual basis, shall be reduced by the equivalent of $5,000 per annum, reducing your annual salary from $100,000 currently to $80,000 as of October 3, 2004.

In accordance  with the foregoing,  your salary,  paid every two weeks, is then:

               $3,653.85 effective June 27,
               $3,461.54 effective July 25,
               $3,269.23 effective August 22, and
               $3,076.92 effective October 3, 2004.

To indicate your understanding and acceptance of these changes, please sign where indicated hereafter. {If my duties and responsibilities are changing in the future back to technology, I am expecting an adjustment to the original annual salary. CA}

Sincerely,                         Acknowledged and accepted:

EMPLOYER                           EMPLOYEE


/S/ SUELING WANG                   /S/ CLAUDE R. AUBERT
_______________________            _______________________
Sueling Wang, Phd                  Claude R. Aubert
President





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